UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 29, 2009 (October 28, 2009)
FREMONT GENERAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 North Riverview Drive
Anaheim, California	92808

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (714) 283-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Filing of the Amended Monthly Operating Report for the Month Ended September 30, 2009 with the United States Trustee
On October 28, 2009, Fremont General Corporation (the “Company”) filed an amended monthly operating report for the month ended September 30, 2009 (the “ Amended September Monthly Operating Report”), with the United States Trustee for the Central District of California, Santa Ana Division (the “United States Trustee”). The amendment to the Amended September Monthly Operating Report consisted of three explanatory footnotes that were added to Section “X. Balance Sheet”. These footnotes identify the source of certain changes resulting from accruals recorded in accordance with generally accepted accounting principals (“GAAP”) at September 30, 2009, which include an accrual for litigation settlements totaling $36.2 million that related to the following matters and related proofs of claim: The Bank of New York v. Fremont General Corporation; California Insurance Commissioner v. Rampino, et al.; Enron Creditors Recovery Corp., et al. v. J.P. Morgan Securities, et al.; and California Insurance Commissioner v. Fremont General Corporation, et al. Each of these settlements were previously reported by the Company in current reports on Form 8-K on August 3, 2009, May 19, 2009, April 27, 2009 and April 17, 2009, respectively. Although the accruals were recorded in accordance with GAAP, other financial information contained in the Amended September Monthly Operating Report may not be presented in accordance with GAAP. Before reading the Amended September Monthly Operating Report, we strongly urge you to read the Cautionary Statement Regarding the Amended September Monthly Operating Report below.
The Amended September Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Statement Regarding the Amended September Monthly Operating Report
The Amended September Monthly Operating Report contains financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with GAAP and may be subject to future reconciliation and adjustments. The information contained in the Amended September Monthly Operating Report has been prepared in accordance with applicable law under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and is not to be used for investment purposes. There can be no assurance that the Amended September Monthly Operating Report is complete. The Company may amend or otherwise change the information contained in the Amended September Monthly Operating Report at a future date. Results set forth in the Amended September Monthly Operating Report should not be viewed as indicative of future results.
The information contained in the Amended September Monthly Operating Report represents financial information of the Company only and does not include financial information for its indirect wholly-owned subsidiary, Fremont Reorganizing Corporation (formerly known as “Fremont Investment & Loan”). The Amended September Monthly Operating Report should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Fremont General Corporation Amended Monthly Operating Report for the month ended September 30, 2009
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT GENERAL CORPORATION
Date: October 29, 2009	By:	/s/ Richard A. Sanchez
		Name:	Richard A. Sanchez
		Title:	Interim President and Chief Executive Officer